                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                          CURRENT REPORT PURSUANT TO
                          SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported)  June 14, 2001 (June
                                                       -------------------
8, 2001)
--------


                       D & K HEALTHCARE RESOURCES, INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


       Delaware                   000-20348                      43-1465483
--------------------------------------------------------------------------------
(State of incorporation)     (Commission File Number)        (IRS Employer
                                                             Identification No.)



  8000 Maryland Avenue, Suite 920, St. Louis, Missouri             63105
--------------------------------------------------------------------------------
     (Address of principal executive offices)                    (Zip Code)


                                (314) 727-3485
--------------------------------------------------------------------------------
             (Registrant's telephone number, including area code)


                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

                       D & K HEALTHCARE RESOURCES, INC.

                                   FORM 8-K


Item 5.  Other Events

On June 11, 2001, D&K Healthcare Resources, Inc. announced that it has increased its credit availability to $300 million through two facilities arranged by units of FleetBoston Financial. Fleet Capital will provide a $150 million asset-based revolving facility, an increase of $20 million from its previous agreement. Under the loan agreement the total amount of loans and letters of credit outstanding at any time may not exceed the lesser of an amount based on percentages of eligible inventory or the maximum borrowing capacity under the agreement. The advances currently bear interest at a base rate of the London Interbank Offering Rate (LIBOR) plus 2.00%. Additionally, Fleet Securities, Inc.'s Asset Securitization Group structured and arranged a $150 million receivables purchase agreement. This is an increase of $75 million from a previous agreement, which was increased on an interim basis to $117 million on March 31, 2001. Under this agreement, accounts receivable are sold on a non-recourse basis to Registrant's bankruptcy-remote subsidiary as security for commercial paper used by affilitates of the lenders. The receivables purchase agreement bears interest at 30-day commercial paper rates plus program fees of 0.75% and liquidity fees of 0.25% based on the unused portion of the facility. Both facilities, which will be used to fund working capital, expire in August of 2005.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Exhibits

          10.1 Third Amendment to Fifth Amended and Restated Loan And Security Agreement, dated as of June 12, 2001, by and among Fleet Capital Corporation, the registrant), Jaron, Inc. and Jewett Drug Co.

          10.2 Amended and Restated Receivables Purchase Agreement, dated June 8, 2001, by and among D&K Receivables Corporation, the registrant, Blue Keel Funding, LLC, Market Street Funding Corporation, PNC Bank, National Association, and Fleet National Bank.

          99.1  D&K Healthcare Resources, Inc. Press Release dated June 11,
                1999.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              D & K HEALTHCARE RESOURCES, INC.


Dated: June 14, 2001          By: /s/ Leonard R. Benjamin
       -------------             ---------------------------------------
                                    Leonard R. Benjamin
                                    Vice President, General Counsel and
                                    Secretary

                                       3